                                                                   EXHIBIT 10.51

                               FIRST AMENDMENT TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This First Amendment to Amended and Restated Credit Agreement (the "AMENDMENT") is dated as of the 11th day of August, 2003, by and between G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as agent for the Lenders ("AGENT").

                                    RECITALS

      WHEREAS, Borrower, Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003 (including all exhibits and riders thereto and as amended, restated, supplemented or otherwise modified from time to time, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $65,000,000; and

      WHEREAS, the parties hereto desires to clarify certain provisions of the Credit Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Section 2. 1(b) of the Credit Agreement is hereby amended and restated to read as follows:

            "(b) The Advances made pursuant hereto by the Lenders, together with the Letter of Credit Usage at such time, shall not exceed an aggregate principal amount outstanding at any one time of the lesser of (i) the aggregate amount the Lenders have committed to lend to Borrower as set forth on Exhibit A, as the same may be increased pursuant to the terms and conditions set forth in Section 2.20 (the "COMMITMENT"), and the (ii) the Maximum Availability Amount. There may not be more than one (1) Advance made on any day. Borrower may borrow Advances under this Section 2.1, repay Advances under Section 2.8, and, subject to the terms and conditions in this Agreement, reborrow Advances."

      SECTION 3. REPRESENTATION OF THE WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed First Amendment to Amended and Restated Credit Agreement.

      4.2 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

                                       G REIT, L.P., a Virginia limited
                                       partnership

                                       By: G REIT, Inc., a Virginia corporation,
                                           its managing member

                                           By: /s/ Anthony W. Thompson
                                               --------------------------------
                                               Anthony W. Thompson
                                               President

                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                       agent for the Lenders

                                       By: ____________________________________
                                           Its: _______________________________

                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                       Lender

                                       By: ____________________________________
                                           Its: _______________________________

                                       FLEET NATIONAL BANK, as a Lender

                                       By: ____________________________________
                                           Its: _______________________________

                               SECOND AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

      This Second Amendment to Amended and Restated Credit Agreement (the "AMENDMENT") is dated as of the 19th day of September, 2003, by and between G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders ("AGENT").

                                    RECITALS

      WHEREAS, Borrower, Agent and Fleet National Bank ("FLEET"), as a Lender, are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003 (including all exhibits and riders thereto and as amended, restated, supplemented or otherwise modified from time to time, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $65,000,000 (the "ORIGINAL COMMITMENT"); and

      WHEREAS, the parties hereto desire to increase the Original Commitment by $10,000,000 to $75,000,000 pursuant to Section 2.20 of the Credit Agreement, admit Citizens Financial Services, FSB ("CITIZENS") as a Lender under the Credit Agreement and make certain other modifications to the Credit Agreement; and

      WHEREAS, Citizens has purchased from Agent $5,000,000 of its $35,000,000 Commitment pursuant to an Assignment and Assumption Agreement dated September 19, 2003 and Agent, Fleet and Citizens have agreed to modify Exhibit A attached to the Credit Agreement to reflect their Commitment and proportionate share thereof as follows: Agent - 40,000000000%; Fleet - 40.000000000%; and Citizens - 20.000000000%;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

            "ENVIRONMENTAL CONDITION" means the existence or presence of Hazardous Materials in, on or about a Mortgaged Property in violation of any covenant of any Loan Document.

      2.2 Exhibit A of the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

      2.3 The Credit Agreement is amended to add Citizens as a party thereto as a Lender and to provide that all references in the Credit Agreement to a Lender or Lenders shall include Agent, Fleet and Citizens.

      2.4 Each reference to the amount of the Loan in the Credit Agreement, any Exhibits to the Credit Agreement, and any other Loan Document is hereby deleted and the amount "$75,000,000" substituted therefor.

      SECTION 3. REPRESENTATION OF THE WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed Second Amendment to Amended and Restated Credit Agreement.

      4.2 Reaffirmation of Guaranty. The Lender shall have received an executed Reaffirmation of Guaranty from Guarantors reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit B attached hereto.

      4.3 Promissory Note and Note Assumption to Agent. Borrower shall have delivered an Amended and Restated Promissory Note to Agent in the original principal amount of $30,000,000.00 in the form of Exhibit C attached hereto and shall cause each Executing Subsidiary who has executed a Note Assumption prior to the date hereof to execute and deliver to Agent an Amended and Restated Note Assumption in the form of Exhibit D.

      4.4 Promissory Note and Note Assumption to Citizens. Borrower shall have delivered a Promissory Note to Citizens Financial Services, FSB in the original principal amount of $15,000,000.00 in the form of Exhibit E attached hereto and shall cause each Executing Subsidiary to execute and deliver to Citizens a Note Assumption in the form of Exhibit F.

      4.5 Assignment and Assumption. Borrower shall have executed and delivered its acceptance of the Assignment and Assumption Agreement between Agent and Citizens assigning $5,000,000 of Agent's Commitment to Citizens.

      4.5 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

                                       G REIT, L.P., a Virginia limited
                                       partnership

                                       By: G REIT, Inc., a Virginia corporation,
                                           its managing member

                                            By: /s/ Anthony W. Thompson
                                                --------------------------------
                                                Anthony W. Thompson
                                                President

                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                       agent for the Lenders

                                       By: _____________________________________
                                           Its: First Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                       Lender

                                       By: _____________________________________
                                           Its: First Vice President

                                       FLEET NATIONAL BANK, as a Lender

                                       By: _____________________________________
                                           Its: SVP

                                       CITIZENS FINANCIAL SERVICES, FSB, as a
                                       Lender

                                       By: /s/ Mary K. Panas
                                           -----------------------------------
                                           Its: First Vice President

                                    EXHIBIT A

                         LIST OF LENDERS AND PERCENTAGES

           LENDER                        COMMITMENT         PERCENTAGES
---------------------------------      --------------      -------------
LaSalle Bank National Association      $30,000,000.00       40.000000000

Fleet National Bank                    $30,000,000.00       40.000000000

Citizens Financial Services, FSB       $15,000,000.00       20.000000000

                                       --------------      -------------
TOTAL COMMITMENTS:                     $75,000,000.00      100.000000000
                                       --------------      -------------

                               THIRD AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

      This Third Amendment to Amended and Restated Credit Agreement (the "AMENDMENT") is dated as of the 7th day of November, 2003, by and between G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders ("AGENT").

                                    RECITALS

      WHEREAS, Borrower, Agent, Fleet National Bank ("FLEET") and Citizens Financial Services, FSB ("CITIZENS"), as Lenders, are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 11, 2003, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003 (as so amended and including all exhibits and riders thereto, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $75,000,000 (the "ORIGINAL COMMITMENT"); and

      WHEREAS, the parties hereto desire to increase the Original Commitment by $40,000,000 to $115,000,000 pursuant to Section 2.20 of the Credit Agreement, admit Bank One, NA ("BANK ONE") and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("MERRILL"), as Lenders under the Credit Agreement and make certain other modifications to the Credit Agreement; and

      WHEREAS, Agent and Lenders have agreed to modify Exhibit A attached to the Credit Agreement to reflect their Commitments and proportionate share thereof as follows: Agent - 26.086956522%; Fleet - 26.086956522%; Bank One - 26.086956522%;
Citizens - 13.043478260%; and Merrill - 8.695652174%;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Exhibit A of the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

      2.2 The Credit Agreement is amended to add Bank One and Merrill as parties thereto as lenders and to provide that all references in the Credit Agreement to a Lender or Lenders shall include Agent, Fleet, Bank One, Citizens and Merrill. Fleet and Bank One are hereby designated as "Co-Documentation Agents", but such Co-Documentation Agents shall have no right or duty to act as agent on behalf of the Lenders in such capacity.

      2.3 Each reference to the amount of the Loan in the Credit Agreement, any Exhibits to the Credit Agreement, and any other Loan Document is hereby deleted and the amount "$115,000,000" substituted therefor.

      2.4 Borrower acknowledges and agrees that, notwithstanding anything in the Credit Agreement to the contrary, including, without limitation, Section 2.20, Borrower may only request one additional increase to the Commitment in accordance with the terms and conditions of Section 2.20 prior to the second anniversary of the Closing Date.

      2.5 Section 7.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

      "SECTION 7.15. UNANIMOUS APPROVALS BY THE LENDERS. No written amendment, supplement, modification or waiver which adds, deletes, changes or waives any provisions of the Loan Documents shall (a), without the prior approval of all Lenders, (i) extend either the Maturity Date or any installment or required prepayment of any Advances; (ii) reduce the rate or extend the time of payment of interest on any Advances; (iii) reduce the principal amount of any Advances;
(iv) reduce the fees payable under this Agreement and the other Loan Documents, or any other fee payable to the Lenders; (v) subject to the terms and conditions of Section 2.20, change any Lender's portion of the Commitment or the amount of any Advance of any Lender; (vi) change any provision of this Section 7.15 or the definition of Required Lenders; or (vii) change Section 3.2(a) to provide that consent from less than the Required Lenders is required for approval of an Additional Property; or (b) amend, modify or waive any provision of any Loan Document, if the effect thereof is to affect the rights or duties of Agent, without the written consent of the then Agent. Any such amendment, supplement, modification or waiver shall apply to each of the Lenders equally and shall be binding upon Borrower, the Lenders, Agent and all future holders of the Promissory Notes. In the case of any waiver, Borrower, the Lenders and Agent shall be restored to their former position and rights hereunder and under the outstanding Promissory Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon."

      SECTION 3. REPRESENTATION OF THE WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed Third Amendment to Amended and Restated Credit Agreement.

      4.2 Reaffirmation of Guaranty. The Lender shall have received an executed Reaffirmation of Guaranty from Guarantors reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit B attached hereto.

      4.3 Promissory Notes and Note Assumptions to Bank One and Merrill. Borrower (a) shall have delivered a Promissory Note in the form of Exhibit C attached hereto to (i) Bank One in the original principal amount of $30,000,000.00 and (ii) Merrill in the original principal amount of $10,000,000 and (b) shall cause each Executing Subsidiary to execute and deliver to Bank One and Merrill a Note Assumption in the form of Exhibit D.

      4.4 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      SECTION 5. GENERAL PROVISIONS

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                G REIT, L.P., a Virginia limited
                                         partnership

                                         By: G REIT, Inc., a Virginia
                                             corporation, its managing member

                                             By: /s/ Anthony W. Thompson
                                                 -------------------------------
                                                 Anthony W. Thompson
                                                 President

AGENT:                                   LASALLE BANK NATIONAL ASSOCIATION,
                                         as agent for the Lenders

                                         By: ___________________________________
                                             Its: First Vice President

LENDERS:                                 LASALLE BANK NATIONAL ASSOCIATION,
                                         as Lender

                                         By: ___________________________________
                                             Its: First Vice President

                                         FLEET NATIONAL BANK, as a Lender

                                         By: ___________________________________
                                             Its: Senior Vice President

                                         BANK ONE, NA, as a Lender

                                         By: ___________________________________
                                             Its: Associate Director

                       [Signatures continued on next page]

                                         CITIZENS FINANCIAL SERVICES, FSB, as a
                                         Lender

                                         By: /s/ Mary K. Panas
                                             -----------------------------------
                                             Its: First Vice President

                                         MERRILL LYNCH CAPITAL, a Division of
                                         Merrill Lynch Business Financial
                                         Services Inc., as a Lender

                                         By: ___________________________________
                                             Its: Asst. Vice President

                [Signature page to Third Amendment (continued)]

                                    EXHIBIT A

                        LIST OF LENDERS AND PERCENTAGES

               LENDER                               COMMITMENT                    PERCENTAGES
------------------------------------             ---------------                 -------------
LaSalle Bank National Association                $ 30,000,000.00                  26.086956522

Fleet National Bank                              $ 30,000,000.00                  26.086956522

Bank One, NA                                     $ 30,000,000.00                  26.086956522

Citizens Financial Services, FSB                 $ 15,000,000.00                  13.043478260

Merrill Lynch Capital, a Division of
Merrill Lynch Business Financial
Services Inc.                                    $ 10,000,000.00                   8.695652174
                                                 ---------------                 -------------
TOTAL COMMITMENTS:                               $115,000,000.00                 100.000000000
                                                 ---------------                 -------------

                               FOURTH AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

      This Fourth Amendment to Amended and Restated Credit Agreement (the "AMENDMENT") is dated as of the 19th day of December, 2003, by and among G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders ("AGENT").

                                    RECITALS

      WHEREAS, Borrower, Agent, Fleet National Bank ("FLEET"), Citizens Financial Services, FSB ("CITIZENS"), Bank One, NA ("BANK ONE") and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("MERRILL"), as Lenders, are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 11, 2003, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 7, 2003 (as so amended and including all exhibits and riders thereto, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $115,000,000 (the "ORIGINAL COMMITMENT"); and

      WHEREAS, the parties hereto desire to increase the Original Commitment by $20,000,000 to $135,000,000 pursuant to Section 2.20 of the Credit Agreement, admit Allied Irish Banks, p.l.c. ("AIB"), as a Lender under the Credit Agreement and make certain other modifications to the Credit Agreement; and

      WHEREAS, Agent and Lenders have agreed to modify Exhibit A attached to the Credit Agreement to reflect their Commitments and proportionate share thereof as follows: Agent - 22.222222222%; Fleet - 22.222222222%; Bank One - 22.222222222%;
AIB - 14.814814815; Citizens - 11.111111111%; and Merrill - 7.407407408%;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Exhibit A of the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

      2.2 The Credit Agreement is amended to add AIB as party thereto as a Lender and to provide that all references in the Credit Agreement to a Lender or Lenders shall include Agent, Fleet, Bank One, Citizens, Merrill and AIB.

      2.3 Each reference to the amount of the Loan in the Credit Agreement, any Exhibits to the Credit Agreement, and any other Loan Document is hereby deleted and the amount "$135,000,000" substituted therefor.

      2.4 Section 2.20 of the Credit Agreement is hereby amended by deleting the text "on up to three (3) occasions" from the first sentence thereof and substituting the text,"not more than once per calendar month," therefor.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed Fourth Amendment to Amended and Restated Credit Agreement.

      4.2 Reaffirmation of Guaranty. Agent shall have received an executed Reaffirmation of Guaranty from Guarantors reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit B attached hereto.

      4.3 Promissory Note and Note Assumptions to AIB. Borrower (a) shall have delivered a Promissory Note in the form of Exhibit C attached hereto to AIB in the original principal amount of $20,000,000.00 and (b) shall cause each Executing Subsidiary to execute and deliver to AIB a Note Assumption in the form of Exhibit D attached hereto.

      4.4 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      4.5 Other Documents. Agent shall have received such other documents and instruments as Agent may deem reasonably necessary or appropriate.

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement _References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                  G REIT, L.P., a Virginia limited
                                           partnership

                                           By: G REIT, Inc., a Virginia
                                               corporation, its managing member

                                               By: /s/ Anthony W. Thompson
                                                   -----------------------------
                                                   Anthony W. Thompson
                                                   President

AGENT:                                     LASALLE BANK NATIONAL
                                           ASSOCIATION, as agent for the Lenders

                                           By: _________________________________
                                               Its: First Vice President

LENDERS:                                   LASALLE BANK NATIONAL
                                           ASSOCIATION, as Lender

                                           By: _________________________________
                                               Its: First Vice President

                                           FLEET NATIONAL BANK, as a Lender

                                           By: _________________________________
                                               Its: Senior Vice President

                                           BANK ONE, NA, as a Lender

                                           By: _________________________________
                                               Its: MD

                       [Signatures continued on next page]

                                           CITIZENS FINANCIAL SERVICES, FSB, as
                                           a Lender

                                           BY: /s/ Mary K. Panas
                                               ---------------------------------
                                               Its: First Vice president

                                           MERRILL LYNCH CAPITAL, a Division of
                                           Merrill Lynch Business Financial
                                           Services Inc., as a Lender

                                           By: _________________________________
                                               Its: Vice President

                                           ALLIED IRISH BANKS, P.L.C., as a
                                           Lender

                                           By: /s/ Ronald K. Rapp
                                               ---------------------------
                                               Ronald K. Rapp
                                               Its: Senior Vice President

                                           By: /s/ Vaughn Buck
                                               ---------------------------
                                               Vaughn Buck
                                               Its: Senior Vice President

                [Signature page to Fourth Amendment (continued)]

                                    EXHIBIT A

                         LIST OF LENDERS AND PERCENTAGES

             LENDER                           COMMITMENT            PERCENTAGES
------------------------------------       ---------------         -------------
LaSalle Bank National Association          $ 30,000,000.00          22.222222222

Fleet National Bank                        $ 30,000,000.00          22.222222222

Bank One, NA                               $ 30,000,000.00          22.222222222

Allied Irish Banks, p.l.c.                 $ 20,000,000.00          14.814814815

Citizens Financial Services, FSB           $ 15,000,000.00          11.111111111

Merrill Lynch Capital, a Division of
Merrill Lynch Business Financial
Services Inc.                              $ 10,000,000.00           7.407407408

                                           ---------------         -------------
TOTAL COMMITMENTS:                         $135,000,000.00         100.000000000
                                           ---------------         -------------

                               FIFTH AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

      This Fifth Amendment to Amended and Restated Credit Agreement (the "AMENDMENT") is dated as of the ________ day of March, 2004, by and among G REIT, L.P., a Virginia limited partnership ("BORROWER"), the lenders party to the Credit Agreement (as hereinafter defined) (the "LENDERS"), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders ("AGENT").

                                    RECITALS

      WHEREAS, Borrower, Agent, Fleet National Bank ("FLEET"), Citizens Financial Services, FSB ("CITIZENS"), Bank One, NA ("BANK ONE"), Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("MERRILL") and Allied Irish Bank p.l.c. ("AIB"), as Lenders, are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 11, 2003, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 7, 2003, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 19, 2003 (as so amended and including all exhibits and riders thereto, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $135,000,000 (the "ORIGINAL COMMITMENT"); and

      WHEREAS, the parties hereto desire to increase the Original Commitment by $50,000,000 to $185,000,000 pursuant to Section 2.20 of the Credit Agreement, increase the maximum amount of the Commitment from $200,000,000.00 to $350,000,000 under Section 2.20 of the Credit Agreement; admit Commerzbank AG, New York Branch ("COMMERZBANK") and Bank of Scotland ("BOS"), as Lenders under the Credit Agreement and make certain other modifications to the Credit Agreement; and

      WHEREAS, Agent and Lenders have agreed to modify Exhibit A attached to the Credit Agreement to reflect their Commitments and proportionate share thereof as follows: Agent - 16.216216216%; Fleet - 16.216216216%; Bank One - 16.216216216%;
Commerzbank - 16.216216216%; AIB - 10.810810811%; BOS - 10.810810811%; Citizens
- 8.108108108%; and Merrill - 5.405405406%;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Exhibit A of the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

      2.2 The Credit Agreement is amended to add Commerzbank and BOS as parties thereto as Lenders and to provide that all references in the Credit Agreement to a Lender or Lenders shall include Agent, Fleet, Bank One, Citizens, Merrill, AIB, Commerzbank and BOS.

      2.3 Each reference to the amount of the Loan in the Credit Agreement, any Exhibits to the Credit Agreement, and any other Loan Document is hereby deleted and the amount "$185,000,000" substituted therefor.

      2.4 Each of the following definitions set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following language:

            (a)   "Eurodollar Spread" means two and 25/100 percent (2.25%).

            (b)   "Rate Reduction Conditions" - Intentionally Deleted.

      2.5   The following definitions are added to Section 1.1 of the Credit
Agreement:

            (a) "Major SNDA/Estoppel Lease" means, with respect to any Mortgaged Property, any Lease for over the lesser of (x) 7,500 rentable square feet or (y) ten percent (10%) of the gross leaseable area of such Mortgaged Property.

            (b) "Minimum Appraised Value" has the meaning provided in Section 5.1(v).

            (c)   "Minimum Net Worth" has the meaning provided in Section 5.1
      (y).

            (d)   "Minimum Collateral Pool" has the meaning provided in Section
      5. l(x).

            (e) "Minimum Occupancy Rate" has the meaning provided in Section 5.1(w).

      2.6 The first sentence of Section 2.3 of the Credit Agreement is hereby revised to insert after the words "to be made hereunder" the following text:
"with respect to Advances made at the Applicable Eurodollar Rate and at least one (1) Business Day's prior notice of the proposed Advance to be made hereunder with respect to Advances made at the Applicable Base Rate".

      2.7 The first sentence of Section 2.4 of the Credit Agreement is deleted in its entirety and replaced with the following sentence: "With respect to Advances at the Applicable Eurodollar Rate, Agent shall use commercially reasonable efforts to notify each Lender of its Percentage of such Advance and the date of such Advance before 3:00 p.m. Chicago time on the day that Borrower gives notice in accordance with Section 2.3 (but in no event less than two (2) Business Days prior to the Advance) and with respect to Advances at the Applicable Base Rate, Agent shall promptly (but in no event later than 4:00 p.m. (Chicago time) one (1) Business Day prior to the Advance) notify each Lender of its Percentage of such Advance and the date of such Advance."

      2.8 The second sentence of Section 2.6 of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:
"Notwithstanding the foregoing, in no event will the Applicable Rate ever be less than three and 90/100 percent (3.90%).".

      2.9 Section 2.20 of the Credit Agreement is hereby amended by deleting the text "on up to two (2) occasions on or before the second anniversary of the Closing Date" without replacement. Section 2.20 of the Credit Agreement is hereby further amended by deleting the text "Five Million and No/100 Dollars ($5,000,000.00) and not more than One Hundred Thirty Five Million and No/100 Dollars ($135,000,000.00) in the aggregate (such that the Commitment shall never exceed Two Hundred Million and No/100 Dollars ($200,000,000.00))" from the first sentence thereof and substituting the text "Five Million and No/100 Dollars ($5,000,000.00) and not more than One Hundred Sixty Five and No/100 Dollars ($165,000,000.00) in the aggregate (such that the Commitment shall never exceed Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00))" therefor.

      2.10 Prior to the period in the second sentence of Section 3.1(b)(iv) of the Credit Agreement, insert the following text: "or are otherwise customarily included (in the reasonable judgment of Agent) in security instruments made by the majority of institutional lenders for similar property in the state in which the applicable Mortgaged Property is situated and relate to the remedies available to Agent and the Lenders and the enforcement of such remedies, provided in no event will any such remedies include a confession of judgment provision". In the third sentence of Section 3.1(b)(iv) delete the text "$200,000,000.00" and insert the text "$350,000,000.00".

      2.11 Section 3.1 (b)(xiii) of the Credit Agreement is deleted in its entirety and replaced with the following: "An opinion of counsel licensed in the state or commonwealth in which the Mortgaged Property is located in the form of Exhibit O-1 attached hereto or in such other form as approved by Agent in its sole discretion (without the consent of the Required Lenders); provided that if the Executing Subsidiary is organized or formed in a state other than the state in which the applicable Mortgaged Property is located, Borrower shall also deliver an opinion from counsel licensed in such state which shall include the matters relating to the authority of Executing Subsidiary substantially in the form of such opinions set forth in Exhibit O-1 or in such other form as approved by Agent in its sole discretion (without the consent of the Required Lenders);".

      2.12 Section 3.1 (b)(xv) of the Credit Agreement is deleted in its entirety and replaced with the following: "Subordination, Non-Disturbance and Attornment Agreements, substantially in the form attached to the Fifth Amendment to the Amended and Restated Credit Agreement as Exhibit B or in such other form as is acceptable to Agent in its sole discretion (without the consent of the Required Lenders) (the "SNDA"), from tenants leasing at least seventy five percent (75%) of rentable square footage that is leased (as shown on the rent roll) for such Mortgaged Property, including, without limitation, from all tenants under a Major SNDA/Estoppel Lease (the "REQUIRED TENANTS"); provided, however, Agent, in its sole discretion (without the consent of the Required Lenders), may from time to time with respect to one or more Mortgaged Properties, permit Borrower to deliver SND As from less than the Required Tenants; provided, however, with respect to an SNDA from a tenant under a Major SNDA/Estoppel Lease, Agent may only waive receipt of an SNDA from such tenant if Agent, after consultation with its counsel, is satisfied that such Major SNDA/Estoppel Lease has self-effectuating subordination and attornment language acceptable to Agent;".

      2.13 Section 3.1 (b)(xvi) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: "Tenant Estoppel Certificates, substantially in the form attached to the Fifth Amendment to the Amended and Restated Credit Agreement as Exhibit C, or in such other form as is acceptable to Agent in its sole discretion (without the consent of the Required Lenders) (the "ESTOPPEL") from the Required Tenants; provided, however Agent, in its sole discretion (without the consent of the Required Lenders) may from time to time with respect to one or more of the Mortgaged Properties elect to accept a personal indemnity from Thompson in lieu of Estoppels from the Required Tenants so long as Estoppels are received from tenants leasing at least 66.67% of the rentable square footage that is leased (as shown on the rent roll) at the applicable Mortgaged Property;".

      2.14 Section 3.2(b) of the Credit Agreement is hereby amended to replace the text "three (3)" with the text "two (2)" and to delete the words "in accordance with Article II".

      2.15 Section 3.2(f) of the Credit Agreement is deleted in its entirely and replace with the following: "Imputed Debt Service Coverage Ratio. Such Advance shall not cause the Imputed Debt Service Coverage Ratio for any Mortgaged Property or all of the Mortgaged Properties, in the aggregate, to be less than 1.40 to 1; provided, however, if the Minimum Pool Conditions are not then satisfied, the Imputed Debt Service Coverage Ratio for any Mortgaged Property or all of the Mortgaged Properties, in the aggregate, shall not be less than 1.65 to 1;"

      2.16 Section 5.1 of the Credit Agreement is hereby amended to insert the following text as subsections (v), (w), (x) and (y):

            "(v) Minimum Appraised Value. The Mortgaged Properties in the Collateral Pool shall have an aggregate Appraised Value of at least $125,000,000.00 at all times during the term of the Loan (the "MINIMUM APPRAISED VALUE"). The Minimum

Appraised Value shall be tested each calendar quarter, at the time of each Advance hereunder and at the time of a release under Article IX.

            (w) Minimum Occupancy Rate. The Mortgaged Properties in the Collateral Pool shall have an aggregate occupancy rate of at least eight percent (80%) at all times during the term of the Loan (the "MINIMUM OCCUPANCY RATE"). The Minimum Occupancy Rate shall be tested each calendar quarter, at the time of each Advance hereunder and at the time of a release under Article IX.

            (x) Minimum Collateral Pool. The Collateral Pool shall have at least five (5) Mortgaged Properties in it at all times during the term of the Loan (the "MINIMUM COLLATERAL POOL"). The Minimum Collateral Pool shall be tested each calendar quarter, at the time of each Advance hereunder and at the time of a release under Article IX.

            (y) Minimum Net Worth. Borrower shall have a minimum Net Worth of at least $120,000,000.00 (the "MINIMUM NET WORTH"). Borrower's Net Worth shall be tested each calendar quarter, at the time of each Advance hereunder and at the time of a release under Article IX."

      2.17 Section 5.2(j) of the Credit Agreement is amended to add the following language before the period ", and all information necessary to test the Minimum Appraised Value, the Minimum Occupancy Level, the Minimum Collateral Pool and the Minimum Net Worth at the times required under Sections 5.1(v), 5.1(w), 5.1(x) and 5.1(y), respectively".

      2.18 Section 6.1(b) of the Credit Agreement is amended to replace the text "Sections 5.1(n) and (o)" with the following text; "Sections 5.1(n), 5.1(o), 5.1(v), 5.1(w), 5.1(x)and 5.1(y)".

      2.19 Section 6.1(d) of the Credit Agreement is amended to insert after the text "Section 5.2(a) through (e)" the following language: "and Section 5.2(j)".

      2.20 Section 7.1 of the Credit Agreement is amended to insert the following sentence at the end of the Section: "Commerzbank AG, New York Branch and Bank One, NA are hereby appointed Co-Syndication Agents, and Fleet National Bank is appointed Documentation Agent. No Lender identified in this Agreement as a "syndication agent", "documentation agent", "co-agent", "arranger", or "book runner" shall have any right under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified shall have or be deemed to have any fiduciary relationship with any Lender."

      2.21 Section 7.4 of the Credit Agreement is amended to insert, after the text "telex or teletype message,", the following text: "electronic mail message,".

      2.22 Section 7.14: In the fourth sentence of Section 7.14 of the Credit Agreement, the text "Section 7.15" is deleted and replaced with the text "Section 7.14". Additionally in the seventh sentence of Section 7.14, the text "mailing or delivery to an express courier" is hereby deleted and replaced with the following text "mailing by certified mail, return receipt requested, delivery to an express courier, or, so long as a copy is sent by another method specified in this sentence, sent by facsimile transmission".

      2.23 Section 7.16(b)(iii) of the Credit Agreement is hereby amended to insert before the text "consent to, approve, or waive the requirement of receipt of" the following text: "except as otherwise specifically set forth in Article III,".

      2.24 Section 9.1 of the Credit Agreement is amended to insert the following subsection (f): "Borrower shall submit evidence that the Minimum Appraised Value, the Minimum Occupancy Rate, the Minimum Collateral Pool, and the Minimum Net Worth shall be satisfied after giving effect to the requested release."

      SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed Fifth Amendment to Amended and Restated Credit Agreement.

      4.2 Reaffirmation of Guaranty. Agent shall have received an executed Reaffirmation of Guaranty from Guarantors amending and reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit D attached hereto.

      4.3 Promissory Note and Note Assumptions to Commerzbank and BOS, Borrower (a) shall have delivered a Promissory Note in the form of Exhibit E attached hereto to Commerzbank in the original principal amount of $30,000,000.00, (b) shall have delivered a Promissory Note in the form of Exhibit E attached hereto to BOS in the original principal amount of $20,000,000.00, and (c) shall cause each Executing Subsidiary to execute and deliver to each of Commerzbank and BOS a Note Assumption in the form of Exhibit E attached hereto.

      4.4 Amendments to Mortgage Loan Documents. Borrower shall cause each of the Executing Subsidiaries to execute and deliver an Amendment to Loan Documents in substantially the form of Exhibit G attached hereto.

      4.5 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      4.6 Other Documents. Agent shall have received such other documents and instruments as Agent may deem reasonably necessary or appropriate, including opinions of counsel.

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and. delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                G REIT, L.P., a Virginia limited
                                         partnership

                                         By: G REIT, Inc., a Virginia
                                             corporation, its managing member

                                             By: /s/ Anthony W. Thompson
                                                 ------------------------
                                                 Anthony W. Thompson
                                                 President

AGENT:                                   LASALLE BANK NATIONAL
                                         ASSOCIATION, as agent for the Lenders

                                         By: ___________________________________
                                             Its: ______________________________

LENDERS:                                 LASALLE BANK NATIONAL
                                         ASSOCIATION, as Lender

                                         By: ___________________________________
                                            Its: _______________________________

                                         FLEET NATIONAL BANK, as a Lender and
                                         as Documentation Agent

                                         By: ___________________________________
                                             Its: ______________________________

                                         BANK ONE, NA, as a Lender and as
                                         Co-Syndication Agent

                                         By: ___________________________________
                                             Its: ______________________________

                       [Signatures continued on next page]

                                         CITIZENS FINANCIAL SERVICES, FSB, as
                                         a Lender

                                         By: ___________________________________
                                             Its: ______________________________

                                         MERRILL LYNCH CAPITAL, a Division of
                                         Merrill Lynch Business Financial
                                         Services Inc., as a Lender

                                         By: ___________________________________
                                             Its: ______________________________

                                         ALLIED IRISH BANKS, P.I.C., as a Lender

                                         By: ___________________________________
                                             Its: ______________________________

                                         COMMERZBANK AG, NEW YORK BRANCH, as a
                                         Lender and Co-Syndication Agent

                                         By: ___________________________________
                                             Its: ______________________________

                                             By: _______________________________
                                                 Its: __________________________

                                         BANK OF SCOTLAND, as a Lender

                                         By: ___________________________________
                                            Its: _______________________________

                                 Exhibit D - 10

                                   EXHIBIT A

                        LIST OF LENDERS AND PERCENTAGES

               LENDER                               COMMITMENT            PERCENTAGES
------------------------------------             ---------------         -------------
LaSalle Bank National Association                $ 30,000,000.00          16.216216216

Fleet National Bank                              $ 30,000,000.00          16.216216216

Bank One, NA                                     $ 30,000,000.00          16.216216216

Commerzbank                                      $ 30,000,000.00          16.216216216

Allied Irish Banks, p.l.c.                       $ 20,000,000.00          10.810810811

Bank of Scotland                                 $ 20,000,000.00          10.810810811

Citizens Financial Services, FSB                 $ 15,000,000.00           8.108108108

Merrill Lynch Capital, a Division of
Merrill Lynch Business Financial Services Inc.   $ 10,000,000.00            5.40540540

                                                 ---------------         -------------
TOTAL COMMITMENTS:                               $185,000,000.00         100.000000000
                                                 ---------------         -------------

                                 Exhibit A - 1

                               SIXTH AMENDMENT TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This Sixth Amendment to Amended and Restated Credit Agreement (the "Amendment") is dated as of the 27th Day of August, 2004, by and among G REIT, L.P., a Virginia limited partnership ("Borrower"), the lenders party to the Credit Agreement (as hereinafter defined) (the "Lenders"), and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as agent for the Lenders ("Agent").

                                    RECITALS

      WHEREAS, Borrower, Agent, Fleet National Bank ("FLEET"), Citizens Financial Services, FSB ("CITIZENS"), Bank One, NA ("BANK ONE"), Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. ("MERRILL"), Allied Irish Bank p.l.c. ("AIB"), CommerzBank AG, New York Branch ("CommerzBank") and Bank of Scotland ("BOS") as Lenders, are parties to an Amended and Restated Credit Agreement dated as of July 17, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 11, 2003, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 7, 2003, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 19, 2003, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2004 (as so amended and including all exhibits and riders thereto, referred to herein as the "CREDIT AGREEMENT") pursuant to which the Lenders agreed to make Advances (as defined in the Credit Agreement) and issue Letters of Credit (as defined in the Credit Agreement) to Borrower in an aggregate amount (subject to increase pursuant to Section 2.20 of the Credit Agreement) not to exceed $185,000,000 (the "ORIGINAL COMMITMENT"); and

      WHEREAS, the parties hereto desire to modify the Eurodollar Spread (as defined in the Credit Agreement), decrease the Original Commitment by $10,000,000 to $175,000,000, and make certain other modifications to the Credit Agreement; and

      WHEREAS, Merrill is no longer a Lender or a party to the Credit Agreement; and

      WHEREAS, Agent and Lenders have agreed to modify Exhibit A attached to the Credit Agreement to reflect their Commitments and proportionate share thereof as follows: Agent - 17.142857142%; Fleet - 17.142857142%; Bank One - 17.142857142%;
Commerzbank - 17.142857142%; AIB - 11.428571430%; BOS - 11.428571430%; and
Citizens - 8.571428572%.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

      SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

      SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

      2.1 Exhibit A of the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

      2.2 The Credit Agreement is revised to provide that all references in the Credit Agreement to a Lender or Lenders shall mean and include Agent, Fleet, Bank One, Citizens, AIB, Commerzbank and BOS.

      2.3 Each reference to the amount of the Loan in the Credit Agreement, any Exhibits to the Credit Agreement, and any other Loan Document is hereby deleted and the amount "$175,000,000" substituted therefor.

      2.4 The definition of "Eurodollar Spread" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following language:

            "Eurodollar Spread" means the spread corresponding to Borrower's then applicable Leverage Ratio as shown on the below chart:

                                    SPREAD OVER
BORROWER'S LEVERAGE RATIO         EURODOLLAR RATE
-------------------------         ---------------
           <40%                        1.50%

       40% to <50%                     1.75%

       50% to <60%                     2,00%

       60% to <65%                     2.25%

       65% to  70%                     2.50%

      2.5   The following definition is added to Section 1.1 of the Credit
Agreement:

            "Leverage Ratio" means the ratio of Borrower's Indebtedness to its Total Assets.

      2.6 The second sentence of Section 2.6 of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:
"Notwithstanding the foregoing, in no event will the Applicable Rate ever be less than three and 50/100 percent (3.50%).".

      SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce Agent and the Lenders to amend the Credit Agreement, Borrower represents and warrants to Agent and the Lenders that:

      3.1 Compliance with Credit Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Credit Agreement and the Loan Documents and no Event of Default specified therein has occurred which has not been waived in writing by Agent and/or the Lenders.

      3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

      3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and to incur and perform the obligations provided for under this Amendment and the Credit Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

      3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

      3.5 No Conflicting Agreements. The execution and performance by the Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the organizational documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

      SECTION 4. CONDITIONS PRECEDENT.

      The agreement by the Lenders and Agent to amend the Credit Agreement pursuant to the terms of this Amendment is subject to the satisfaction by Borrower of the following conditions precedent:

      4.1 Amendment. Agent shall have received this duly executed Sixth Amendment to Amended and Restated Credit Agreement.

      4.2 Reaffirmation of Guaranty. Agent shall have received an executed Reaffirmation of Guaranty from Guarantors amending and reaffirming their respective obligations to Agent, on behalf of the Lenders, under the Guaranty, in the form of Exhibit B attached hereto.

      4.3 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct in all respects as of the date hereof.

      4.4 Other Documents. Agent shall have received such other documents and instruments as Agent may deem reasonably necessary or appropriate, including opinions of counsel.

      4.5 Payment of Amendment Fee. In consideration of Agent and the Lenders agreeing to make the modifications set forth in this Amendment, Borrower shall pay to Agent, on behalf of Agent and the Lenders (as applicable), a non-refundable fee in the amount of Sixty Thousand and No Cents Dollars ($60,000.00.)

      SECTION 5. GENERAL PROVISIONS.

      5.1 Capitalized Terms. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

      5.2 Ratification. Except as amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrower confirms, affirms and ratifies without condition, all liens and security interests, if any, granted to the Lenders pursuant to the Credit Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrower to the Lenders, including but not limited to, all loans made by the Lenders to the Borrower under the Credit Agreement as amended by this Amendment.

      5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

      5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by Agent, the Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      5.5 Credit Agreement References. On or after the effective date hereof, each reference in the Credit Agreement to this "Agreement", "hereof" or words of like import, or to the "Credit Agreement" in any other instrument, document or agreement executed in connection with the Credit Agreement shall, in each case, unless the context otherwise requires, be deemed to refer to the Credit Agreement as amended hereby.

      5.6 No Waiver. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right under the Credit Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

                (Remainder of this page intentionally left blank)

      IN WITNESS WHEREOF, Agent, Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                           G REIT, L.P., a Virginia limited partnership

                                    By: G REIT, Inc., a Virginia corporation,
                                        its managing member

                                        By: /s/ Anthony W. Thompson
                                            -----------------------------------
                                            Anthony W. Thompson
                                            President

AGENT:                              LASALLE BANK NATIONAL
                                    ASSOCIATION, as agent for the Lenders

                                    By: ______________________________________
                                        Its: SVP

LENDERS:                            LASALLE BANK NATIONAL
                                    ASSOCIATION, as Lender

                                    By: ______________________________________
                                        Its: SVP

                                    FLEET NATIONAL BANK, as a Lender and
                                    as Documentation Agent

                                    By: ______________________________________
                                        Its: Vice President

                                    BANK ONE, NA, as a Lender and as
                                    Co-Syndication Agent

                                    By: ______________________________________
                                        Its: Associate Director

                       [Signatures continued on next page]

                                    CITIZENS FINANCIAL SERVICES, FSB,
                                    as a Lender

                                    By: /s/ Mary K. Panas
                                        --------------------------------------
                                        Its: 1st Vice President

                                    ALLIED IRISH BANKS., P.L.C., as a Lender

                                    By: /s/ Ronald K. Rapp
                                        ----------------------------------------
                                        Ronald K. Rapp
                                        Its: Senior Vice President

                                    By: /s/ Kathryn E. Murdoch
                                        ----------------------------------------
                                        Kathryn E. Murdoch
                                        Its: Vice President

                                    COMMERZBANK AG, NEW YORK
                                    BRANCH, as a Lender and Co-Syndication
                                    Agent

                                    By: /s/ Christian Berry
                                        --------------------------------------
                                        Christian Berry
                                        Its: Vice President

                                        By: /s/ James Brett
                                            ----------------------------------
                                            James Brett
                                            Its: Assistant Treasurer

                                    BANK OF SCOTLAND, as a Lender

                                    By: /s/ Karen Workman
                                        ----------------------------------------
                                        KAREN WORKMAN
                                        Its: Assistant Vice President

                              EXHIBIT A

                   LIST OF LENDERS AND PERCENTAGES

           LENDER                             COMMITMENT             PERCENTAGES
---------------------------------          ---------------          -------------
LaSalle Bank National Association          $ 30,000,000.00           17.142857142

Fleet National Bank                        $ 30,000,000.00           17.142857142

Bank One, NA                               $ 30,000,000.00           17.142857142

Commerzbank                                $ 30,000,000.00           17.142857142

Allied Irish Banks, p.l.c.                 $ 20,000,000.00           11.428571430

Bank of Scotland                           $ 20,000,000.00           11.428571430

Citizens Financial Services, FSB           $ 15,000,000.00            8.571428572

                                           ---------------          -------------
TOTAL COMMITMENTS:                         $175,000,000.00          100.000000000
                                           ---------------          -------------

                                 Exhibit A - 1